UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2017

Commission file number 001-11625

Pentair plc

(Exact name of Registrant as specified in its charter)

Ireland	98-1141328
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

43 London Wall, London, EC2M 5TF United Kingdom

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 44-207-347-8925

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2017 annual general meeting of shareholders on May 9, 2017. There were 182,031,887 ordinary shares issued and outstanding at the close of business on March 6, 2017 and entitled to vote at the annual general meeting. A total of 160,448,406 ordinary shares (88.14%) were represented at the annual general meeting.

The items voted upon at the annual general meeting and the results of the vote on each proposal were as follows:

Proposal 1. — Re-Elect Director Nominees

To re-elect twelve director nominees for one-year terms expiring at the 2018 annual general meeting of shareholders. Each nominee for director was re-elected by a vote of the shareholders as follows:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Glynis A. Bryan	145,173,246	3,722,958	272,249	11,279,953
Jerry W. Burris	147,025,706	1,908,478	234,269	11,279,953
Carol Anthony (John) Davidson	145,666,818	3,252,356	249,279	11,279,953
Jacques Esculier	148,013,815	821,614	333,024	11,279,953
Edward P. Garden	147,207,460	1,723,148	237,845	11,279,953
T. Michael Glenn	146,243,703	2,690,992	233,758	11,279,953
David H. Y. Ho	147,524,828	1,321,898	321,727	11,279,953
Randall J. Hogan	143,444,919	5,167,893	555,641	11,279,953
David A. Jones	145,116,271	3,812,698	239,484	11,279,953
Ronald L. Merriman	145,203,402	3,693,209	271,842	11,279,953
William T. Monahan	145,290,125	3,643,057	235,271	11,279,953
Billie I. Williamson	148,220,633	707,027	240,793	11,279,953

Proposal 2. — Approve, by Non-Binding Advisory Vote, the Compensation of the Named Executive Officers

To approve, by non-binding advisory vote, the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers was approved, by non-binding advisory vote, by shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
112,697,393	35,175,191	1,295,869	11,279,953

Proposal 3. — Non-Binding Advisory Vote on Frequency of Future Advisory Votes on Compensation of Named Executive Officers

To recommend, by non-binding advisory vote, the frequency of future advisory votes on the compensation of the Company’s named executive officers. The frequency of future advisory votes on the compensation of the Company’s named executive officers was recommended, by non-binding advisory vote, by shareholders as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
136,173,683	286,526	12,143,633	564,611	11,279,953

Proposal 4. — Ratify, by Non-Binding Advisory Vote, the Appointment of Deloitte & Touche LLP as the Independent Auditors of the Company and to Authorize, by Binding Vote, the Audit and Finance Committee of the Board of Directors to Set the Auditors’ Remuneration

To ratify, by non-binding advisory vote, the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the year ending December 31, 2017 and to authorize, by binding vote, the Audit and Finance Committee of the Board of Directors to set the independent auditors’ remuneration. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions
157,124,236	2,345,561	978,609

Proposal 5. — Authorize the Price Range at Which the Company Can Re-allot Shares It Holds as Treasury Shares Under Irish Law

To authorize the price range at which the Company can re-allot shares it holds as treasury shares under Irish law. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions
158,155,546	1,454,069	838,791

Proposal 6. — Approve Amendments to the Company’s Articles of Association to Implement Proxy Access

To amend the Company’s Articles of Association to implement proxy access. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
146,714,628	1,846,989	606,836	11,279,953

A copy of the Amended and Restated Memorandum and Articles of Association of the Company is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

The following exhibit is being filed herewith:

Exhibit	Description

3.1	Amended and Restated Memorandum and Articles of Association of Pentair plc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on May 9, 2017.

PENTAIR PLC
Registrant

By:	/s/ Angela D. Jilek
Angela D. Jilek
Senior Vice President, General Counsel and Secretary

PENTAIR PLC

Exhibit Index to Current Report on Form 8-K

Dated May 9, 2017

Exhibit Number	Description

3.1	Amended and Restated Memorandum and Articles of Association of Pentair plc.